Exhibit 99.1
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,
10-CV-3229 (BSJ)
v.

GOLDMAN, SACHS & CO. and
FABRICE TOURRE,

Defendants.

CONSENT OF DEFENDANT GOLDMAN, SACHS & CO.
     1. Defendant Goldman, Sachs & Co. (“Defendant” or “Goldman”) acknowledges having been served with the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over Defendant and over the subject matter of this action.
     2. Without admitting or denying the allegations of the complaint (except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the final Judgment in the form attached hereto (the “Final Judgment”) and incorporated by reference herein, which, among other things:
(a)	permanently restrains and enjoins Defendant from violation of Section 17(a) of the Securities Act of 1933 [15 U.S.C. §77q(a)];

(b)	orders Defendant to pay disgorgement in the amount of $15,000,000;

(c)	orders Defendant to pay a civil penalty in the amount of $535,000,000 under Section 20(d)(2) of the Securities Act [15 U.S.C. §77t(d)(2)]; and

(d)	orders Defendant to comply with specified undertakings for three (3) years from the entry of the Final Judgment.
     3. Goldman acknowledges that the marketing materials for the ABACUS 2007-AC1 transaction contained incomplete information. In particular, it was a mistake for the Goldman marketing materials to state that the reference portfolio was “selected by” ACA Management LLC without disclosing the role of Paulson & Co. Inc. in the portfolio selection process and that Paulson’s economic interests were adverse to CDO investors. Goldman regrets that the marketing materials did not contain that disclosure.
     4. Defendant acknowledges that the civil penalty paid pursuant to the Final Judgment may be distributed pursuant to the Fair Fund provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. Regardless of whether any such Fair Fund distribution is made, the civil penalty shall be treated as a penalty paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Defendant agrees that it shall not, after offset or reduction of any award of compensatory damages in any Related Investor Action based on Defendant’s payment of disgorgement in this action, argue that it is entitled to, nor shall it further benefit by, offset or reduction of such compensatory damages award by the amount of any part of Defendant’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Defendant agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this action. For purposes of this paragraph, a “Related Investor Action”

means a private damages action brought against Defendant by or on behalf of one or more investors based on substantially the same facts as alleged in the complaint in this action.
     5. Defendant agrees that it shall not seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made pursuant to any insurance policy, with regard to any civil penalty amounts that Defendant pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors. Defendant further agrees that it shall not claim, assert, or apply for a tax deduction or tax credit with regard to any federal, state, or local tax for any penalty amounts that Defendant pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors.
     6. Defendant acknowledges that the Court is not imposing a civil penalty in excess of $535,000,000 based on Defendant’s agreement to cooperate as set forth in Paragraph 17 below. Defendant consents that if at any time following the entry of the Final Judgment the Defendant does not comply in any material respect with its agreement to cooperate, the Commission may, at its sole discretion with reasonable notice to the Defendant, petition the Court for an order requiring Defendant to pay an additional civil penalty. In connection with the Commission’s motion for civil penalties, and at any hearing held on such a motion: (a) Defendant will be precluded from arguing that it did not violate the federal securities laws as alleged in the Complaint; (b) Defendant may not challenge the validity of the Final Judgment, this Consent, or any related Undertakings; (c) the allegations of the Complaint, solely for the purposes of such motion, shall be accepted as and deemed true by the Court; and (d) the Court may determine the issues raised in the motion on the basis of affidavits, declarations, excerpts of sworn deposition or investigative testimony, and documentary evidence without regard to the standards for summary judgment contained in Rule 56(c) of the Federal Rules of Civil Procedure. Under these circumstances, the parties may take discovery, including discovery from appropriate non-parties.
     7. Defendant agrees to comply with the following undertakings, which shall expire three (3) years from the entry of the Final Judgment herein:
(a)	Product Review and Approval
     Firmwide Capital Committee. Defendant shall expand the role of its Firmwide Capital Committee (or any successor committee, the “FCC”) in the vetting and approval process for offerings of residential mortgage-related securities, including, but not limited to, collateralized debt obligations that reference such securities (collectively “mortgage securities”). Except as described below, offerings of mortgage securities by Defendant’s Mortgage Department will first be presented to the Structured Finance Capital Committee (or any successor committee, the “SFCC”), formerly the Mortgage Capital Committee. If the transaction is approved by the SFCC, it shall then be presented to the FCC, which, among other things, shall have the right in its sole discretion to approve or reject any such offerings. The FCC, in its discretion, may direct that some or all mortgage securities offerings shall be brought directly to the FCC. The FCC shall ensure that processes are in place so that written marketing materials (as defined below) for mortgage securities offerings do not include any material misstatement or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
(b)	Role of Internal Legal and Compliance
                    1. Marketing Materials. All written marketing materials (i.e., investor presentations or “flip books,” term sheets, and offering circulars/prospectuses) used in connection with mortgage securities offerings must be reviewed by representatives of Defendant’s Legal Department or Compliance Department. The review process shall also include a review of the relevant memoranda presented to the FCC/SFCC as part of the approval process for mortgage securities offerings and all other material terms of the proposed transaction. Defendant shall establish and maintain a centralized process to record these reviews through recordation and retention of:
                         a. The name of each person in the Legal Department or the Compliance Department who reviewed the materials;
                         b. The date of completion of review; and
                         c. A list of the materials reviewed.
                    2. Internal Audit. On at least an annual basis, Defendant’s internal audit function shall conduct a review to determine that these requirements are being complied with. Any deficiencies noted by internal audit shall be promptly addressed by Defendant.
(c)	Role of Outside Counsel
     In offerings of mortgage securities where Defendant is the lead underwriter and retains outside counsel to advise on the offering, such counsel will be asked to review the term sheets, if any, the offering circular or prospectus, and the form of any other marketing materials used in connection with the offering. In order to enhance the effectiveness of its review, outside counsel will be provided with the relevant FCC and/or SFCC memoranda as background information and such other documents necessary to reflect all material terms of the transaction.

(d)	Education and Training
                    1. Within sixty (60) days following the hiring by, or transfer to, Defendant’s Mortgage Department of new individuals who will be involved with the structuring or marketing of mortgage securities offerings, each such person shall participate in a training program that includes, among other matters, instruction on the disclosure requirements under the Federal securities laws and that specifically addresses the application of those requirements to offerings of mortgage securities.
                    2. Not less frequently than annually, each person in Defendant’s Mortgage Department who is involved in the structuring or marketing of mortgage securities offerings shall participate in a training seminar that covers, among other matters, disclosure requirements under the Federal securities laws applicable to offerings of mortgage securities. The first training seminar shall take place not later than sixty (60) days following the date of the Final Judgment.
                    3. Defendant shall provide for appropriate record keeping to track compliance with these requirements.
(e)	Certification of Compliance by Defendant
     The General Counsel or the Global Head of Compliance of Defendant shall certify annually (one year, two years, and three years, respectively, after the date of entry of this Final Judgment), in writing, compliance in all material respects with the undertakings set forth above. The Commission staff may make reasonable requests for further evidence of compliance, and Defendant agrees to provide such evidence. The certification and any such additional materials shall be submitted to Kenneth R. Lench, Chief of the Structured and New Products Unit, with a copy to the Office of Chief Counsel of the Enforcement Division.

     In addition, Defendant acknowledges that it is presently conducting a comprehensive, firmwide review of its business standards. This review includes, among other things, an evaluation of Defendant’s conflict management, disclosure and transparency of firmwide activities, structured products and suitability, education, training and business ethics, and client relationships and responsibilities. The Commission has taken this review into account in connection with the settlement of this matter.
     8. Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.
     9. Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.
     10. Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendant to enter into this Consent.
     11. Defendant agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.
     12. Defendant will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.
     13. Defendant waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions. Defendant further agrees to provide counsel for the Commission, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Final Judgment.
     14. Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding. Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Defendant further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the complaint in this action.
     15. Defendant understands and agrees to comply with the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings.” 17 C.F.R. § 202.5. In compliance with this policy, Defendant agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint. If Defendant breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects Defendant’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.
     16. Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Defendant to defend against this action. For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.
     17. In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Defendant (i) agrees to require its employees to make themselves available for interviews at such times and places reasonably requested by the Commission staff; (ii) agrees to require that its employees testify at trial and other judicial proceedings when requested by Commission staff; (iii) will produce non-privileged documents and other materials as requested by the Commission staff; (iv) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (v) appoints Defendant’s undersigned attorney as agent to receive service of such notices and subpoenas; (vi) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Defendant’s travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (vii) consents to personal jurisdiction over Defendant in any United States District Court for purposes of enforcing any such subpoena.
     18. Defendant agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.
     19. Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

Dated:	July 14, 2010		/s/ Goldman, Sachs & Co.

Goldman, Sachs & Co.

		By:	/s/ Gregory K. Palm

Gregory K. Palm
Managing Director and General Counsel
Goldman, Sachs & Co.
200 West Street, 15th Floor
New York, NY 10282
     On July 14, 2010, Gregory K. Palm, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of Goldman, Sachs & Co. as its General Counsel.

/s/ Norman Feit
Notary Public
Commission expires: Dec. 14, 2010

Approved as to form:

/s/ Richard H. Klapper

Richard H. Klapper
Gandalfo V. DiBlasi
Karen Patten Seymour
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
(212) 558-4000
Attorneys for Defendant

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